                                                             EXHIBIT 10.5.c

                          This Lease, dated the       day of   June       1995
                     Between FACILITIES MANAGEMENT, 495 West John Street,
Parties Hicksville, NY hereinafter referred to as the Landlord, and MANCHESTER EQUIPMENT CO. INC., 160 Oser Avenue, Hauppauge, NY hereinafter referred to as the Tenant,

                                       hereinafter referred to as the Tenant,
                     WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the Town of Smithtown County of Suffolk and State of New York

Premises                  Covering 5000 square feet in premises known as
                     125 Marcus Boulevard, Hauppauge, New York 11787

Term                      The term of this demise shall be for a term of
                     three (3) years beginning July 1, 1995 and ending June 30, 1998.

Rent                      The rent for the demised term shall be EIGHTY SIX
                     THOUSAND TWO HUNDRED AND FIFTY and no/100 ($86,250.00), which shall accrue at the yearly rate of TWENTY EIGHT THOUSAND SEVEN HUNDRED AND FIFTY and no/100 ($28,750).

                          The said rent is to be payable monthly in advance
                     on the first day of each calendar month for the term hereof, in instalments as follows:

Payment of                TWO THOUSAND THREE HUNDRED AND NINETY FIVE
Rent                 and 80/100 ($2,395.80)

                     at the office of Facilities Management, 495 West John Street, Hicksville, or as may be otherwise directed by the Landlord in writing.


                          THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

Peaceful                  FIRST.--The Landlord convenants that the Tenant, on
Possession           paying the said rental and performing the covenants and
                     conditions in this Lease: contained, shall and may peaceably and quietly have; hold and enjoy the demised premises for the term aforesaid.

Purpose                   SECOND.--The Tenant covenants and agrees to use the
                     demised premises as a storage facility, as lawfully permitted under the approprate ordinances applicable to the demised premises, and agrees not to use or permit the premises to be used for any other purpose wihtout the piror written consent of the Landlord endorsed hereon.

Default in Payment        THIRD.--The Tenant shall, without any previous
of Rent              demand therefor, pay to the Landord, or its
                     agent, the  said rent at the times and in the manner
Abandonment          above provided. In the event of the non
of Premises          payment of said rent, or any instalment
                     thereof, at the times and in the manner above provided,
                     and if the same shall remain in default for ten days after
Reenty and           becoming due, or if the Tenant shall be dispossessed for
Reletting by         non payment of rent, or if the leased premises shall be
Landlord             deserted or vacated, the Landlord or its agents shall
                     have the right to and may enter the said premises as the
Tenant Liable        agent of the Tenant, either by force or otherwise, without
for Deficiency       being liable for any prosecution or damages therefor, and
                     may relet the premises as the agent of the Tenant, and
Lien of              reserve the rent therefor, upon such terms as shall be
Landlord to          satisfactory to the Landlord, and all rights of the Tenant
Secure               to repossess the premises under this lease; shall be
                     forfeited. Such re-entry by the Landlord shall not operate
Performance          to release the Tenant from any rent to be paid or
Attorney's Fees      covenants to be performed hereunder during the full term
                     of this lease. For the purposes of reletting, the Landlord shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire delivey to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all individual property of the Tenant to or under the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of the Tenant, for legal possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and as if the nature of public or private law to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in entering any of the obligations under this lease.

Subletting and            FOURTH.--The Tenant shall not sublet the demised
Assignment           premises nor any portion thereof, nor shall this lease be
                     assigned by the Tenant without the prior written consent of the Landlord endorsed hereon.

Countdown of              FIFTH.--The tenant has examined the demised
Premises             premises, and accepts them in their present condition
Repairs              (except as otherwise expressly provided herein) and
                     without any representations on the part of the Landlord or its agents as to the presents of future condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall celebrate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demand term in as good conditiion as the reasonable use thereof will permit.
                     The Tenant will and make any alterations, additions, or improvements to said premises without the

Alterations and      prior written consent of the Landlord. All erections,
Improvements         alterations, additions and improvements, and whether
                     temporary or permanent in character, which may be made
Sanitation,          upon the premises either by the Landlord or the Tenant,
Inflammable          except furniture or movable trade fixtures installed at
Materials            the expense of the Tenant, shall be the Property of the
                     Landlord and shall remain upon and be surrendered with the
Sidewalks            premises as a part thereof at the termination of this
                     Lease, without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter. If this lease covers premises, all or a part of which are on the ground floor, the Tenant further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice.


                          SIXTH.--In the event that any mechanics' lien is
Mechanics'           filed  against the premises as a result of alterations,
Liens                additions or improvements made by the Tenant, the
                     Landlord, at its option, after thirty days' notice to the Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.


                          SEVENTH.--The Tenant agrees to replace at the Tenant's
Glass expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.


                          EIGHTH.--The Landlord shall not be responsible for the
Liability of         loss of or damage to property, or injury to persons,
Landlord             occurring in or about the demised premises, by reasons of
                     any existing or future condition, defect, matter or thing in said demised premises of the property of which the premises are a part, or for the acts, omissions or negligence of other tenant or tenants in and about the said property. The Tenant agrees to Indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property), or injuries to persons occurring in or about the demised premises.


                          NINTH.--Utilities and services furnished to the
Services and         demised premises for the benefit of the Tenant shall be
Utilities            provided and paid for as follows: water by the          ;
                     gas by the          ; electricity by the          ;
                     heat by the          ; refrigeration by the          ;
                     hot water  by the          .




                              SEE RIDER ATTACHED




                     The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.


                          TENTH.--The Landlord, or its agents, shall have
Right to Inspect     the right to enter the demised premises at reasonable
and Exhibit          hours in the day or night to examine the ???????? or to
                     run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the exploration of the demised term, Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and any place the usual "To Let" signs thereon.


                          ELEVENTH.--In the event of the destruction of
Damage by Fire,      the demised premises or the building containing the said
Explosion,           premises by fire, explosion, the elements or otherwise
The Elements or      during the term hereby created, or previous thereto, or
Otherwise            such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall, at the option of the Landlord, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and re possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while reports are being made, but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The
                     Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.


                          TWELFTH.--The Tenant agrees to observe and comply
Observation          with all laws, ordinances, rules and regulations of the
of Laws,             Federal, State, County and Municipal authorities
Ordinances,          applicable to the business to be coducted by the Tenant in
Rules and            the demised premises. The Tenant Agrees not to do or
Regulations          permit anything to be done in said premises, or keep
                     anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase to insurance premiums on the improvements or contents thereof as additional rent.


                          THIRTEENTH.--No sign, advertisement or notice shall be
Signs affixed to or placed upon any part of the demised premises by the Tenant, except to such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.


                          FOURTEENTH.--This lease is subject and is hereby
Subordination        subordinated to all present and future mortgages, deeds of
to Mortgages         trust and other encumbrances affecting the demised
and Deeds            premises or the property of which said premises are a
of Trust             part. The Tenant agrees to execute, at no expense to the
                     Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.


                          FIFTEENTH.--In the event of the sale by the Landlord
Sale of              of the demised premises, or the property of which said
Premises             premises are a part, the Landlord or the purchaser may
                     terminate this lease on the thirtieth day of April in any year upon giving the Tenant notice of such termination prior to the first day of January in the same year.


                          SIXTEENTH.--The rules and regulations regarding the
Rules and            demised premises, affixed to this lease, if any, as well
Regulations of       as any other and further reasonable rules and regulations
Landlord             which shall be made by the Landlord, shall be observed by
                     the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.


                          SEVENTEENTH.--In case of violation by the Tenant
Violation of         of any of the Covenants, agreements and conditions of this
Covenants,           lease, or the rules and regulations now or hereafter to be
Forfeiture of        reasonably established by the Landlord, and upon failure
Lease, Re-entry      to discontinue such violation within ten days after notice
by Landlord          thereof given to the Tenant, this lease shall thenceforth, at the option of the Landlord, become null and void, and
Non-waiver           the Landlord may re-enter without further notice or
of Breach            demand. The rent in such ease shall become due, be
                     apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violatoin or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

NOTICES                   EIGHTEENTH.--All notices and demands, legal or
                     otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.



BANKRUPTCY,               NINETEENTH.--It is further agreed that if at any time
INSOLVENCY,          during the term of this lease the Tenant shall make any
ASSIGNMENT FOR       assignment for the benefit of creditors, or be
BENEFIT OF           decreed insolvent or bankrupt according to law, or if a
CREDITORS            receiver shall be appointed for the Tenant, then the
                     Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.



HOLDING OVER              TWENTIETH.--In the event that the Tenant shall remain
BY TENANT            in the demised premises after the expiration of the term
                     of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.




EMINENT                   TWENTY-FIRST.--If the property or any part thereof
DOMAIN,              wherein the demised premises are located shall be taken by
CONDEMNATION         public or quasi public authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.



SECURITY                  TWENTY-SECOND.--The Tenant has this day deposited with
                     the Landlord the sum of $4,791.56 as security for the full and faithful performance by the Tenant of all the terms, covenants and contitions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.



ARBITRATION               TWENTY-THIRD.--Any dispute arising under this lease
                     shall be settled by arbitration. Then Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.







DELIVERY OF               TWENTY-FOURTH.--No rights are to be conferred upon the
LEASE Tenant until this lease has been signed by the Landlord, and an executed copy of the lease has been delivered to the Tenant.



LEASE                     TWENTY-FIFTH.--The foregoing rights and remedies are
PROVISIONS NOT       not intended to be exclusive but as additional to all
EXCLUSIVE            rights and remedies the Landlord would otherwise have by
                     law.



LEASE BINDING             TWENTY-SIXTH.--All of the terms, covenants and
ON HEIRS,            conditions of this lease shall inure to the benefit of and
SUCCESSORS, ETC.     be binding upon the respective heirs, executors,
                     administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised primises.



                        TWENTY-SEVENTH.--This lease and the obligation of
                     Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.



                          TWENTY-EIGHTH.--This instrument may not be changed
                     orally.





                              SEE RIDER ATTACHED










        IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.


                                             FACILITIES MANAGEMENT


Witness:                                     By: /s/
                                                 ------------------------ (SEAL)
                                             MANCHESTER EQUIPMENT CO. INC.,


                                             By: /s/ BARRY STEINBERG
----------------------------------              -------------------------------

----------------------------------           ---------------------------- (SEAL)
                                                        Tenant

                                  GUARANTY
    In consideration of the execution of the within lease by the Landlord, at the request of the undersigned and in reliance of this guaranty, the undersigned hereby guarantees unto the Landlord, its successors and assigns, the prompt payment of all rent and the performance of all of the terms, covenants and conditions provided in said lease, hereby waiving all notice of default, and consenting to any extensions of time or changes in the manner of payment or performance of any of the terms and conditions of the said lease the landlord may grant the Tenant, and further consenting to the assignment and the successive assignments of the said lease, and any modifications thereof, including the sub-letting and changing of the use of the demised premises, all without notice to the undersigned. The undersigned agrees to pay the Landlord all expenses incurred in enforcing the obligations of the Tenant under the within lease and in enforcing this guaranty.

Witness:                                                                 (SEAL)


                                                                         (SEAL)
Date:

                      LEASE

                                       Landlord

                       to
                                     ,
                                         Tenant

Premises leased:


From:

To:


                   ASSIGNMENT AND ACCEPTANCE OF ASSIGNEMENT

    For value received the undersigned Tenant hereby assigns all of said Tenant's right, title and interest in and to the within lease from and after unto

heirs, successors, and assigns, the demised premises to be used and occupied for and for no other purpose, it being expressly agreed
that this assignment shall not in any manner relieve the undersigned assignor from liability upon any of the covenants of this lease.

Witness:                                                                 (SEAL)


                                                                         (SEAL)
Date:

    In consideration of the above assignment and the written consent of the Landlord thereto, the undersigned assignee,

hereby assumes and agrees from and after                       to make all
payments and to perform all covenants and conditions provided in the within lease by the Tenant therein to be made and performed.

Witness:                                                                  (SEAL)

                                                                          (SEAL)
Date:

                             CONSENT TO ASSIGNMENT

    The undersigned Landlord hereby consents to the assignment of the within lease to on the express conditions that the original Tennant

                                           , the assignor, herein, shall
remain liable for the prompt payment of the rent and the performance of the covenants provided in the said lease by the Tenant to be made and performed, and that no further assignment of said lease or sub-letting of any part of the premises thereby demised shall be made without the prior written consent of the undersigned Landlord.

                                                      Landlord


Date:                                      By

                                A RIDER TO LEASE

                    BETWEEN FACILITIES MANAGEMENT, LANDLORD

                                      AND

                      MANCHESTER EQUIPMENT CO. INC, TENANT


         29. All rent shall be absolutely net to Landlord so that this Lease shall yield to Landlord the full amount of the installments thereof throughout the Lease term without deduction. All rent shall be paid to Landlord without notice, demand, counterclaim, setoff, deduction or defense and nothing shall suspend, defer, diminish, abate or reduce any rent, except as otherwise specifically provided in this Lease.

                  The obligations and liabilities of Tenant hereunder in no way shall be released, discharged or otherwise affected (except as expressly provided herein) by reason of bankruptcy, reorganization, composition, adjustment or dissolution, liquidation or other like proceedings relating to Tenant or any action taken with respect to this Lease by any Trustee or Receiver of Tenant, or by any Court, in any such proceeding; any claim which Tenant has or might have against Landlord; any failure on the part of Landlord to comply with or perform any of the terms hereof or of any other agreement with Tenant; or any occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Tenant shall have notice or knowledge of any of the foregoing.

         30. Tenant represents that Tenant has examined and is fully familiar with the physical condition of the Demised premises and the Improvements thereon. Tenant accepts the same, without recourse to Landlord, in the condition and state in which they now are, except for the work to be done by Landlord pursuant to Exhibit A hereto, except as otherwise stated herein. Landlord makes no representations or warranties, express or implied, in fact or in law, as to the nature and condition of the Demised premises, or its fitness or availability for any particular use except that Landlord agrees that the plumbing, heating and electric will be in working order on the date Tenant takes possession of the premises and the roof will be free of leaks. Landlord shall not be liable for any latent or patent defects therein.

         31. This lease is subject to Landlord's acceptance and approval and Tenant has executed this lease with the understanding that Landlord shall not be bound hereunder until such time as this lease has been approved and executed by the Landlord and delivered to Tenant.

         32. The Tenant shall pay directly to the utility company for all heat, electricity, and any other utilities used by the Tenant in the demised premises during the term of the lease.

         33. The Tenant covenants that during the entire term of this lease, it will provide and keep in force for the benefit of the Landlord the following policies covering the demised premises, and deliver certificates thereof to the
Landlord:

                  (a) General accident and public liability insurance fully protecting and naming the Landlord and Tenant against any and all liability occasioned by accident or disaster, in the amount of $500,000.00 in respect to injuries to any one person, and in the amount of $1,000,000.00 in respect to injuries to any one accident or disaster, and the amount of $50,000.00 in the event of any damage to property, such insurance to cover the entire demised premises as well as the sidewalks and streets in front of and adjacent thereto., and shall provide for notice to the Landlord prior to cancellation.

                  (b) The Tenant shall not do or permit to be done any act upon said premises which will invalidate or be in conflict with fire insurance policies covering the building of which the demised premises form a part nor do or permit anything to be done in or upon the demised premises which shall increase the rate of fire insurance applicable to the completed building at the time that the Tenant enters into possession thereof and based upon Tenant's occupancy thereof for the uses hereinabove provided. If by reason of the failure of the Tenant to comply with the provisions of this section of this lease the fire insurance rate shall be higher than it otherwise would be, then the Tenant shall reimburse Landlord as additional rent hereunder for that part of all fire insurance premiums thereafter paid by the Landlord which shall have been charged because of such failure or use by the Tenant, and shall make such reimbursement on the first day of the month following such outlay by the Landlord and the failure to pay the same shall be deemed to be a failure to pay rent due under the terms of this lease.

         34. The Tenant shall make no alterations, additions, decorations or improvements in or to the demised premises without the Landlord's express written consent except as otherwise set forth herein. All alterations, decorations, installations, additions or improvements upon demised premises, made by Tenant, including all paneling, decorations, partitions, railings, and the like shall unless Landlord elects otherwise (which election shall be made by giving a notice not less than thirty (30) days prior to the expiration or other termination of this lease or any renewal or extension thereof) become the property of the Landlord, and shall remain upon, and be surrendered with, said premises, as a part thereof, at the end of the term or renewal term, as the case may be. In the event the Landlord shall elect otherwise, then such alternations, decorations, installations, additions or improvements made by the Tenant upon the demised premises as the Landlord shall select shall be removed by the Tenant and the Tenant shall restore premises to the original conditions, at its own cost and expense,

                  (d) The aforesaid requirements shall apply to each successive assignment and/or subletting.

         35. The Tenant shall be responsible for cleaning and snow removal from the surface area used for access to premises for their portion of the parking area directly in front of the building used by the Tenant.

         37. Any deficiency in the amount of monthly rent payment shall, unless made good by the ten-day-period to the due date of the next such payment, be considered in default under this lease. In the event that any such payment shall become overdue for a period in excess of ten (10) days, a "late charge" of five
(5) cents for each dollar so overdue for each 30 days overdue shall become due to the Landlord as liquidated damages for failure to make prompt payment. Such charge shall be payable in effect no later than the due date of the next subsequent rent payment.

         38. The Landlord and Tenant represent each to the other that the sole broker with whom they dealt is ALL INDUSTRIAL REAL ESTATE CORP., 125 Wireless Boulevard, Haupopauge, New York 11788. Landlord agrees to pay the commission of the Broker as per separate agreement.

         39. On the last day of the term demised or any extension of the term, or on the sooner termination thereof, the Tenant shall peaceably and quietly leave, surrender and yield up unto the Landlord, all and singular the demised premises, broom-clean, in good order and repair, ordinary wear and tear excepted. The Tenant, on or before such date, shall remove all movable property from the demised premises and all property not so removed shall be deemed abandoned by Tenant. If said premises are not surrendered at the end of the term or any extension of the term, the Tenant shall indemnify the Landlord against loss or liability resulting from delay by the Tenant in so surrendering the premises, including, without limitation, any claims made by any succeeding Tenant founded on such delay. In the case of any holdover, the monthly rent shall be at the rate of two (2) times the monthly rent payable by Tenant to Landlord for the final month of the herein Term (including all additions and escalations provided herein).

         40. Irrespective of the place of execution or performance, the Lease shall be governed by and construed in accordance with the law of the State of New York. If any provision of the Lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this lease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this lease to be drafted. Each covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed, shall be deemed and at or prior to the expiration of the term. Tenant agrees to obtain, and deliver to Landlord, written and unconditional waivers of mechanics liens upon the real property in which the demised premises are located, for all work, labor and services to be performed and materials to be furnished by them in connection with such work, signed by all contractors, subcontractors, material men and laborers to become involved in such work.

                  Tenant, prior to commencing any such work shall provide to the Landlord, Comprehensive General Liability insurance including Contractors Liability coverage and the Tenant herewith agrees to indemnify and save the Landlord harmless from any and all claims for injuries and/or damage arising out of the performance of said work at the premises.

                  The Tenant shall procure all necessary governmental permits required for any and all work which Tenant shall perform at the demised premises.

                  All alterations and decorations, installations and improvements when completed shall be of such a character as to not reduce or otherwise adversely affect, the value of the demised premises, immediately before such alterations, decorations, installations or improvements, nor reduce the cubic content of the building, nor diminish the general utility of the building for the uses permitted under the applicable zoning ordinances.

                  Tenant may reinforce the walls of the office in the demised premises with plywood and install a secure door with an alarm system without further consent of the Landlord.

         35. Without the previous written consent of the Landlord, which consent shall not be unreasonably withheld, neither the Tenant nor the Tenant's legal representative or successor in interest, by operation of law or otherwise, shall assign or sublet the whole or any part of the demised premises. Any such assignment or subletting shall be upon, and subject to all of the terms and conditions of the lease.

                  (a) In the event of an assignment of this lease, the assignee shall assume in writing all the terms, conditions and obligations on the part of the Tenant to be performed and a duplicate original of such assignment and assumption agreement signed and acknowledged by the parties thereto shall be delivered to the Landlord within five (5) days thereafter.

                  (b) In the event of a subletting of a portion of the demised premises, the name and address of such subtenant, the portion sublet and the terms and conditions of subleasing shall be furnished to the Landlord in writing by the tenant within five (5) days thereafter.

                  (c) Nothing herein contained shall be construed to release the Tenant from Tenant's obligations under this lease.

construed as a separate and independent covenant of Tenant, not dependent on any other provision of the Lease. All terms and words used in the Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

         41. The Tenant agrees not to discharge any contaminated materials arising from any industrial process or process used in connection with Tenant's business operation into the ground without first securing the prior written approval of the Department of Health, Suffolk County, therefor.

         42. Landlord agrees that certain alterations shall be made to the demised premises by the Landlord prior to Tenant's occupancy in accordance with Exhibit "A" attached hereto.

         43. The Tenant, at any reasonable time during the term or any extension of the term, shall permit inspection of the demised premises during reasonable hours by the Landlord or Landlord's agents or representatives and by or on behalf of prospective purchasers, and during the six (6) months next preceding the expiration of this lease, or extension of the term, shall permit inspection thereof by or on behalf of prospective Tenants. Tenant shall permit, during the six (6) months next preceding the expiration of this lease, or extension of the term, signs or notices indicating that the premises are to let or for sale to be posted and remain upon the demised premises. Any such inspection shall only be upon notice to the Tenant and while a representative of the Tenant is present on the premises.

         44. Landlord agrees to furnish Tenant with four (4) reserved parking spaces at the demised premises, one (1) in the front and three (3) in the rear.

         45. This agreement constitutes the entire agreement between the parties and contains all the agreements, conditions, representations or warranties made between the parties hereto. No representation other than those herein expressly contained have been made by either party to the other. This lease may not be modified, altered, amended, changed or added to except in writing and signed by both parties.

                                        FACILITIES MANAGEMENT, Landlord



                                        By /s/
                                           -------------------------------------

                                        MANCHESTER EQUIPMENT CO. INC., Tenant

                                        By /s/ BARRY STEINBERG
                                           -------------------------------------